SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                             FORM 8-K



                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

                    Date of Report:  June 11, 1999
            (Date of Earliest Event Reported:  June 10, 1999)


                    EL PASO ENERGY CORPORATION
      (Exact name of Registrant as specified in its charter)


     DELAWARE             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
   jurisdiction           Number)          Identification
 of incorporation)                             Number)


                      El Paso Energy Building
                       1001 Louisiana Street
                       Houston, Texas 77002
       (Address of principal executive offices)  (Zip Code)



                          (713)  420-2131
       (Registrant's telephone number, including area code)


                                N/A
   (Former name or former address, if changed since last report)


Item 5.   Other Events.

     On June 10, 1999, El Paso Energy Corporation ("EPEC") issued the press release filed herewith as Exhibit 99.1 announcing the approval by stockholders of the proposed merger between EPEC and Sonat Inc.

Item 7.   Financial Statements and Exhibits.

     (a)  No financial statements are filed with this report.

     (b)  Exhibits.

          99.1 Press release issued by EPEC on June 10, 1999.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              By:   /s/ Jeffrey I. Beason
                                  -----------------------
                                     Jeffrey I. Beason
                               Vice President and Controller
                                 (Chief Accounting Officer)
Dated:  June 11, 1999

                           EXHIBIT INDEX

Exhibit
 No.    Description
------  -----------

99.1   Press Release issued by EPEC on June 10, 1999.